THIRD QUARTER 2016 EARNINGS PRESENTATION OCTOBER 20, 2016

FORWARD-LOOKING STATEMENTS Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” “outlook” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference. 1

THIRD QUARTER UPDATE Net income available to common equity of $52 million, or $0.34 per common share 2 Enhanced Customer Experience  Implemented WiFi and instant EMV chip card issuance capabilities in all branches  33% increase in mobile customer sign-ons year over year  Two new branches in Chicago Organic Balance Sheet Growth  On track to deliver high single digit annual average loan growth  Average deposits were up $1.1 billion, or 5% from the second quarter Diverse Business Lines  Strong mortgage banking results  Record capital markets revenues in the third quarter  Service charges, trust service fees, card-based fees, and brokerage and annuity commissions all increased from the second quarter Disciplined Credit Approach  Balanced loan growth across commercial, CRE, and mortgage businesses year over year  Average loan mix by asset class was unchanged from the second quarter Expense Control  Expenses in-line with prior guidance  $2 million lease termination charge and $1 million of severance in the third quarter Prudent Capital Management  Return on average common equity Tier 1 (CET1) of 10.5%  Dividend payout ratio of 32%

($ in millions) $1.4 $1.4 $1.4 $1.4 $1.4 $5.7 $5.8 $5.9 $6.1 $6.3 $4.3 $4.4 $4.5 $4.7 $4.9 $7.1 $6.9 $7.1 $7.5 $7.6 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 Home equity & Other consumer Residential mortgage Commercial real estate Commercial & business ($58) ($19) ($17) $39 $61 $78 $125 $202 CRE Investor 18% Construction 6% Commercial & business 38% Residential mortgage 31% Home equity 5% Other consumer 2% LOAN PORTFOLIO TRENDS Average Net Loan Change (from 2Q 2016) Loan Mix – 3Q 2016 (Average) Average Quarterly Loans $18.5 Total Commercial & Business +1% $18.5 $18.9 $19.6 Home equity & Other consumer Commercial real estate Residential mortgage Power & Utilities Mortgage warehouse REIT ($ in billions) General commercial 3 Oil and Gas $20.1

$1.6 $1.6 $1.6 $1.5 $1.6 $1.4 $1.4 $1.4 $1.4 $1.4 $9.5 $9.5 $9.4 $8.7 $9.1 $3.2 $3.2 $3.2 $3.6 $4.2 $4.6 $5.0 $5.0 $5.0 $5.2 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 Time deposits Savings Money market Interest-bearing demand Noninterest-bearing demand Money market 43% Savings 7% Time deposits 7% Noninterest- bearing demand 24% Interest- bearing demand 19% DEPOSIT PORTFOLIO TRENDS Loan to Deposit Ratio Deposit Mix – 3Q 2016 (Average) Average Quarterly Deposits $20.3 $20.6 $20.6 $20.3 ($ in billions) 4 $21.4 90% 89% 93% 98% 91% 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016

CREDIT QUALITY TRENDS ($ IN MILLIONS) $180 $178 $251 $281 $270 $84 $124 $150 $176 $171 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 Oil and Gas $134 $158 $157 $154 $163 $13 $20 $129 $129 $127 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 Oil and Gas Potential Problem Loans Nonaccrual Loans Net Charge Offs (Recoveries) Allowance to Total Loans / Oil and Gas Loans 1.4% 1.5% 1.4% 1.4% 1.4% 3.8% 5.6% 6.5% 5.6% 5.5% 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 ALLL / Total Loans Oil and Gas ALLL / Oil and Gas Loans 5 $264 $302 $401 $457 $441 $147 $178 $286 $283 $290 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 Oil and Gas $4 $2 $(4) $13 $19 $22 $17 $21 $18 $8 $8

OIL AND GAS UPDATE  Shared National Credit Review: 100% complete and results are fully reflected in 3Q 2016  New business: Since 4Q 2015, we have funded 12 new credits with $253 million of commitments and $148 million of outstandings, representing 21% of the 9/30/16 outstandings 6 $587 $522 $402 $387 $351 $158 $210 $225 $240 $218 $13 $20 $129 $129 $127 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 Pass Criticized / Classified Nonaccrual $758 $752 $756 $756 $696 Period End Loans by Credit Quality Oil and Gas Allowance $29 $42 $49 $42 $38 3.8% 5.6% 6.5% 5.6% 5.5% 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 Oil and Gas Allowance Oil and Gas Allowance / Oil and Gas Loans ($ in millions) ($ in millions)

$170 $169 $171 $176 $178 $1 $2 $1 $1 $1 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 Interest recoveries, prepayment fees, & deferred fees Net interest income net of interest recoveries, prepayment fees, & deferred fees Net interest margin 2.82% 2.82% 2.81% 2.81% 2.77% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $4 $8 $12 $16 $20 $24 $28 $32 $36 $40 $44 $48 $52 $56 $60 $64 $68 $72 $76 $80 $84 $88 $92 $96 $100 $104 $108 $112 $116 $120 $124 $128 $132 $136 $140 $144 $148 $152 $156 $160 $164 $168 $172 $176 $180 Yield on Interest-earning Assets Net Interest Income & Net Interest Margin NET INTEREST INCOME AND MARGIN TRENDS ($ in millions) 0.22% 0.22% 0.30% 0.31% 0.32% 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 Interest-bearing deposit costs Other funding costs 0.40% 0.41% 0.39% $171 $177 0.45% $172 $171 $179 Cost of Interest-bearing Liabilities 7 0.41% 3.13% 3.14% 3.16% 3.12% 3.09% 3.38% 3.37% 3.41% 3.35% 3.35% 2.42% 2.47% 2.43% 2.38% 2.29% 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 Total interest-earning assets Total loans Investments and other

$7 $8 $4 $4 $9 $9 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 Portfolio loan sales NONINTEREST INCOME TRENDS ($ IN MILLIONS) Mortgage Banking (net) Income $64 $63 $65 $67 $65 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 Fee-based revenue 1 – Fee-based revenue = A non-GAAP financial measure, is the sum of trust service fees, service charges on deposit accounts, card-based and other nondeposit fees, insurance commissions, and brokerage and annuity commissions. Please refer to Noninterest Income as presented on Page 3 of the Financial Tables, Consolidated Statements of Income. $95 $80 $83 $83 1 Insurance Commissions $18 $18 $21 $22 $19 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 $82 8 $18

$101 $100 $101 $102 $104 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 Personnel $21 $20 $20 $20 $19 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 NONINTEREST EXPENSE TRENDS ($ IN MILLIONS) Technology and Equipment 1 – FTE = Average full time equivalent employee Please refer to Noninterest Expense as presented on Page 3 of the Financial Tables, Consolidated Statements of Income. FTE1 Trend $172 $176 $174 $174 4,421 4,378 4,374 4,415 4,477 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 9 $175